SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                  AMENDING THE
                           CURRENT REPORT ON FORM 8-K
                              FILED MARCH 14, 1997

                     ---------------------------------------

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 1997

                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          Commission File Number 0-9439

        TEXAS                                               74-2157138
(State or other Jurisdiction                              (I.R.S. Employer
of incorporation or organization)                         Identification No.)

1200 SAN BERNARDO, LAREDO, TEXAS                           78040-1359
(Address of principal executive offices)                      (ZIP Code)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (210) 722-7611

                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        On March 10, 1997, International Bancshares Corporation ("IBC") issued a news release announcing that International Bank of Commerce, Laredo, Texas, IBC's lead bank subsidiary, had completed the acquisition of five branches of Bank of America, Texas located in Angleton, Freeport, Texas City, Lake Jackson and Rosenberg, Texas. The news release, attached hereto and filed herewith as
Exhibit 99, is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c.     Exhibits

               The following exhibit is filed as part of this report:

               (99) News release of International Bancshares Corporation dated March 10, 1997.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      INTERNATIONAL BANCSHARES CORPORATION
                               (Registrant)

                             By: /s/ DENNIS E. NIXON
                                     DENNIS E. NIXON, President,
                                     and Chief Executive Officer

Date:  March 14, 1997

                                  EXHIBIT INDEX


      EXHIBIT NUMBER                DESCRIPTION                PAGE NUMBER

           99                News Release of International          5
                             Bancshares Corporation dated March
                             10, 1997